UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place 1100 N. Wood Dale Road Wood Dale, Illinois	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities and Asset Purchase Agreement

On December 21, 2023, AAR CORP., a Delaware corporation (the “Company” or “AAR”), entered into a Securities and Asset Purchase Agreement (the “Purchase Agreement”), by and among the Company, Triumph Group, Inc., a Delaware corporation (“Triumph”); Triumph Aftermarket Services Group, LLC, a Delaware limited liability company; Triumph Group Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Triumph; Triumph Group Acquisition Holdings, Inc., a Delaware corporation; and Trident Group Operations, Inc., a Delaware corporation (collectively with Triumph, Triumph Aftermarket Services Group, LLC, Triumph Group Acquisition Corp. and Triumph Group Acquisition Holdings, Inc., the “Sellers”).

The Purchase Agreement provides that, subject to the terms and conditions set forth therein, the Company will acquire Triumph’s Product Support business by acquiring (a) all outstanding shares of capital stock of Triumph Airborne Structures, LLC, Triumph Accessory Services – Grand Prairie, Inc. and Triumph Aviation Services Asia Ltd. from the Sellers and (b) the Transferred Assets (as defined in the Purchase Agreement) and Assumed Liabilities (as defined in the Purchase Agreement) from Wellington Seller (collectively, the “Transactions”) for an aggregate purchase price of $725 million, subject to customary adjustments set forth in the Purchase Agreement. The Company expects to fund the consideration for the Transactions with a combination of new debt and equity financings. The Company has secured a $750 million debt financing commitment from Wells Fargo and Bank of America.

The consummation of the Transactions is subject to customary closing conditions, including expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Purchase Agreement contains customary representations, warranties and covenants related to the Company, Triumph and the Sellers. The Purchase Agreement also contains limited indemnification provisions with respect to certain breaches of representations and covenants under the Purchase Agreement, as well as other specified matters. The Purchase Agreement may be terminated by (i) mutual agreement of the Company and the Sellers, (ii) following a final, nonappealable permanent legal or governmental order preventing the consummation of the Transactions, or (iii) following an uncured breach of the representations, warranties, agreements or covenants contained in the Purchase Agreement which would cause the closing conditions not to be satisfied. The Purchase Agreement also contains the right to terminate the Purchase Agreement, subject to certain conditions, if the Transactions are not consummated by the close of business on May 15, 2024, which would be extended until August 15, 2024, if necessary, to obtain regulatory approval for the Transactions.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement for the purpose of allocating contractual risk between those parties, do not establish these matters as facts, and in certain cases are subject to separately scheduled exceptions and qualifications. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of the Company, Triumph or any of their respective subsidiaries or affiliates.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, which reflect management’s expectations about future conditions. Forward-looking statements may also be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. Such risks and uncertainties include, but are not limited to: (1) the inability to consummate the Transactions within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Transactions; (2) the risk that the Transactions disrupt AAR’s current business and financing plans and operations or divert management’s attention from its ongoing business; (3) the effect of the announcement of the Transactions on AAR’s ability to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (4) the effect of the announcement of the Transactions on AAR’s operating results and business generally; (5) the amount of costs, fees and expenses related to the Transactions; (6) the risk that AAR’s stock price may decline significantly if the Transactions are not consummated; (7) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Transactions and instituted against AAR and others; (8) the risk that the acquired assets will not be integrated successfully or that AAR will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; (9) other factors that could affect AAR’s business such as, without limitation, factors that adversely affect the commercial aviation industry, a reduction in the level of sales to the branches, agencies and departments of the U.S. government and their contractors, and non-compliance with laws and regulations relating to AAR’s business; and (10) other risks to consummation of the Transactions.

For a discussion of these and other risks and uncertainties, refer to “Risk Factors” in AAR’s most recent Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q and its subsequent filings and quarterly reports. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title
2.1+	Purchase Agreement by and among AAR CORP., Triumph Group, Inc., Triumph Aftermarket Services Group, LLC, Triumph Group Acquisition Corp., Triumph Group Acquisition Holdings, Inc., and Trident Group Operations, Inc., dated December 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Exhibits marked with a (+) exclude certain portions of the exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K. A copy of the omitted portions will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2023

AAR CORP.

By:	/s/ Jessica A. Garascia
Jessica A. Garascia
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary